EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of 1st Pacific Bancorp (the “Company”) for the period ended March 31, 2007, (this “Report”), A. Vincent Siciliano, President and Chief Executive Officer of the Company and James H. Burgess, Executive Vice President and Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) This Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) The information contained in this Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2007

/s/ A. Vincent Siciliano
A. Vincent Siciliano
President and
Chief Executive Officer

/s/ James H. Burgess
James H. Burgess
Executive Vice President and
Chief Financial Officer